EXHIBIT 31

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Greg Cowan, President and Principal Accounting Officer of Rose Explorations Inc., hereby certify that:

(1) I have reviewed this quarterly report of Rose Explorations Inc.;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Rose Explorations Inc. as of, and for, the periods presented in this report;

(4) Rose Explorations Inc.'s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)):

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Rose Explorations Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of Rose Explorations Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in Rose Explorations Inc.'s internal control over financial reporting that occurred during Rose Explorations Inc.'s most recent fiscal quarter (Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Rose Explorations Inc.'s internal control over financial reporting; and

(5) Rose Explorations Inc.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Rose Explorations Inc.'s auditors and the audit committee of Rose Explorations Inc.'s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Rose Explorations Inc.'s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Rose Explorations Inc.'s internal control over financial reporting.

Date: August 4,, 2007                                                                                             ROSE EXPLORATIONS INC., Registrant

                                                                                                                                  /s/ Greg Cowan
                                                                                                                                 By: Greg Cowan, President and Principal Accounting Officer